Intangibles and Goodwill - Schedule of Intangible Assets Future Amortization Expense (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Mar. 31, 2020	Mar. 31, 2019
Finite-Lived Intangible Liabilities [Line Items]
Remainder of FY2021	$ 835
2021	2,481
2022	1,768
2023	932
2024	242
Thereafter	68
Intangible assets, net	$ 6,326	$ 8,830
StepStone Group LP
Finite-Lived Intangible Liabilities [Line Items]
2021		3,339
2022		2,481
2023		1,768
2024		932
2025		242
Thereafter		68
Intangible assets, net		$ 8,830	$ 13,857